Common Stock	6 Months Ended
Jun. 30, 2023
Common Stock
Common Stock

Note 10.    Common Stock

As of December 31, 2022 and 2021 and June 30, 2023, the Company’s certificate of incorporation, as amended and restated, authorized the Company to issue up to 207,450,050 shares of common stock at a par value of $0.0001 per share. As of December 31, 2022 and 2021 and June 30, 2023, 138,848,177 shares were issued and 138,825,356 shares were outstanding. The holders of common stock are entitled to receive dividends whenever funds are legally available, when and if declared by the Company’s Board of Directors, subject to the prior rights of the holders of the Company’s convertible preferred stock. As of December 31, 2022, 2021 and June 30, 2023, no cash dividend has been declared to date. Each share of common stock is entitled to one vote.

The number of authorized shares of common stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of shares of preferred stock and common stock, voting together as a single class.

As of December 31, 2022 and 2021, and June 30, 2023, the Company had reserved common stock for future issuance as follows:

	December 31,		June 30, 2023
	2022	2021	(unaudited)
Conversion of convertible preferred stock	21,257,708	21,257,708	21,257,708
Stock options issued and outstanding	9,694,890	10,516,525	9,694,890
Shares available for future issuance under the stock incentive plan	27,884,000	27,884,000	27,884,000
Restricted stock units	—	—	15,059
Convertible preferred stock warrants outstanding	342,011	342,011	—
Total common stock reserved	59,178,609	60,000,244	58,851,657

The total common stock reserved does not include shares of common stock issuable upon conversion of the outstanding convertible notes, which amount is not determinable at this time.